BLACKROCK FUNDS V

BlackRock Floating Rate Income Portfolio

(the “Fund”)

Supplement dated August 14, 2018 to the Investor C1 Shares Prospectus of the Fund (the “Prospectus”)

Effective November 8, 2018 (the “Effective Date”), the Fund will adopt an automatic conversion feature for Investor C1 Shares. Beginning on the Effective Date, Investor C1 Shares of the Fund will automatically convert to Investor A Shares of the Fund approximately ten years after the date of purchase. An existing fund (the “Predecessor Fund”) will be reorganized into the Fund pursuant to a reorganization which is expected to occur on or about September 17, 2018. The holding period includes the period Investor C Shares were held in the Predecessor Fund. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C1 Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, the Prospectus is amended as follows:

In the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs,” the following is added after the last paragraph:

Investor C1 Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund (as defined below). It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C1 Shares to Investor A Shares will occur ten years after the Effective Date.

The following is added after the last paragraph in the section of the Prospectus entitled “Account Information—Details About the Share Class”:

Effective November 8, 2018 (the “Effective Date”), Investor C1 Shares will automatically convert to Investor A Shares ten years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C1 Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C1 Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

Shareholders should retain this Supplement for future reference.